FOR CURRENT INCOME

                                                               Delchester Fund
                                                 High-Yield Opportunities Fund

                    (various photos demonstrating service and
                  guidance, professional management and goals)

service and guidance

                               professional management

   goals
                                                                          1998
                                                                        Annual
                                                                        Report


DELAWARE(SM)
INVESTMENTS
-------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment To Our Investors


Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

     Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

     Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products and closed-end funds, and offer retirement plan services for individuals and businesses.

     Delaware manages more than $42 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, which manages more than $130 billion in assets.


(photo of keyboard)

                   (photo of illustration from Current Income Brochure)

Delchester Fund Objective

     To seek as high a current income as is consistent with providing reasonable safety.

High-Yield Opportunities Fund Objective
     To seek total return and, as a secondary objective, high current income.

Table of Contents

     Letter To Shareholders              Page   1
     Portfolio Managers' Review          Page   3
     Two Diverse Portfolios              Page   5
     Performance Summary                 Page   8
     Statements of Net Assets            Page  10
     Financial Highlights                Page  17

current
income

tradition

August 5, 1998

                                                                    for current
                                                                       income
                                                                         1


Dear Shareholder:

THE ENDURANCE OF THE HIGH-YIELD BOND market was tested during fiscal 1998. Corporate profit growth softened. Credit quality peaked. Slackening demand from Asia negatively affected industries such as technology, paper, chemicals and metals, sectors that tend to issue many high-yield, higher risk bonds.
     Still, Delaware Investments' two high-yield bond funds each provided excellent returns for the 12 months ended July 31, 1998 (capital change plus reinvested dividends for A Class shares at net asset value). Each Fund's results outdistanced the unmanaged Salomon Smith Barney High-Yield Bond Index, as shown below.
     Delchester Fund and High-Yield Opportunities Fund each provided a double-digit return in fiscal 1998 that substantially exceeded the average of mutual funds specializing in high-yield bond investments.* In fact, both Funds even outperformed the most widely quoted benchmark of America's largest industrial stocks - the Dow Jones Industrial Average - which rose just +9.90% during fiscal 1998.
     Delaware Investments has managed high-yield bond investments for over 40 years. Now more than ever, as uncertainty about the future direction of U.S. equity prices has increased, we believe high-yield bonds can help investors diversify their portfolios and temper the effects of stock market volatility.
     We attribute Delaware Investments' long-term success to a consistent,


IN FISCAL 1998, DELCHESTER FUND AND HIGH-YIELD OPPORTUNITIES FUND EACH OUTPERFORMED THE MOST WIDELY QUOTED BENCHMARK OF AMERICA'S LARGEST INDUSTRIAL STOCKS - THE DOW JONES INDUSTRIAL AVERAGE.

CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
                                                            12 Months
                                                      Ended July 31, 1998
--------------------------------------------------------------------------------
Delchester Fund A Class                                      +10.73%
High-Yield Opportunities Fund A Class                        +15.66%
--------------------------------------------------------------------------------
Lipper High Current Yield Fund Average                        +9.15% (224 funds)
Salomon Smith Barney High-Yield Bond Index                    +9.61%
Lehman Brothers Aggregate Bond Index                          +7.87%
Dow Jones Industrial Average                                  +9.90%
--------------------------------------------------------------------------------
All performance quoted above assumes reinvestment of distributions. Fund results and those of the Lipper average do not show the effect of sales charges. Performance for all Fund classes can be found on pages 8 and 9. Performance of other Fund classes differs due to different charges and expenses. Past performance does not guarantee future results.

* High-Yield Opportunities Fund's performance ranked 9th of 224 funds and 25th out of 182 funds for the one-year and lifetime periods ended 7/31/98, according to Lipper Analytical Services. Delchester Fund ranked 61st of 224 funds, 63rd of 136 funds, 58th of 77 funds and 29th of 52 funds for the one-year, three-year, five-year and 10-year periods ended 7/31/98. Rankings are based on total return at net asset value. An expense limitation was in effect for High-Yield Opportunities Fund for the period shown. Returns and rankings would have been lower without the limitation.

for current
  income
    2

disciplined investment strategy. During fiscal 1998, Paul A. Matlack and Gerald
T. Nichols, both Funds' portfolio managers, focused on:

o bonds rated B in industries whose prospects appeared to be clearly defined;
o new bond offerings of at least $100 million, and;
o U.S. companies with superior cash flow, strong market share and ample liquidity.

     High-yield, higher risk bonds have benefited from low inflation and relatively strong profits since the early 1990s. We believe these trends remain firmly in place.
     Strong investor demand has been another positive force affecting the high-yield market. During the first six months of 1998, investors allocated some $19 billion in new money to high-yield bond funds, according to Strategic Insight, a research firm. This helped absorb a record amount of new bond supply. This past summer the total amount of high-yield debt outstanding reached nearly $600 billion.
     Over the past five years, high-yield bonds have offered excellent income and total return potential, as shown below, for investors willing to accept additional risks. To tap this potential, Mr. Matlack and Mr. Nichols take a proactive approach to analyzing credit risk and regularly monitor external factors that might affect each Fund's ability to provide income and preserve capital.
     We'd like to thank you for choosing Delaware Investments' fixed-income funds to help you meet your financial goals. We suggest you regularly meet with your financial adviser to review your bond and equity allocation mix.

Sincerely,


/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
-------------------
Jeffrey J. Nick
President and Chief Executive Officer


discipline

INTEREST INCOME - THE PRIMARY COMPONENT
OF TOTAL RETURN FROM HIGH-YIELD BONDS
-------------------------------------------------
AVERAGE ANNUAL RETURNS - FIVE YEARS ENDED 7/31/98
-------------------------------------------------

                     Merrill Lynch          Ten-Year      High-Quality        One-Year
                  High-Yield Bond Index    Treasuries    Corporate Bonds       T-Bills
Total Return            10.65%               8.42%           7.57%             5.13%
Income Return            9.38%               7.55%           7.71%             5.13%
Capital Return           1.27%               0.87%          -0.14%             5.13%

Source: Merrill Lynch. Past performance is not a guarantee of future results. Unlike U.S. Treasuries, high-yield and high quality corporate bonds are not guaranteed as to the timely payment of interest and repayment of principal. The performance figures given above are not intended to reflect the past or future performance of any mutual fund offered by Delaware Investments. There is no guarantee that Delchester Fund or High-Yield Opportunities Fund's performance will match that of any index.

                                                                    for current
                                                                       income
                                                                         3

Portfolio Managers' Review

IN THE HIGH-YIELD, HIGHER RISK BOND market, there was no place like home in fiscal 1998.
     By focusing exclusively on domestic high-yield bonds, Delchester Fund and High-Yield Opportunities Fund provided above-average results at a reduced level of risk compared to funds investing in high-yield overseas bonds.
     U.S. high-yield bonds provided higher total returns than any other fixed-income category during the past fiscal year because of their superior income traits and relatively strong liquidity. Senior domestic debt (bonds that have priority in the event of a bankruptcy) and bonds with a long duration (increased sensitivity to interest rates) performed well, especially telecommunications and media bonds.
     Bonds of cyclical companies with ties to Asia have fared poorly since July 1997 as recession, currency devaluations and political turmoil have swept through the Pacific Rim like a twister through Kansas. Within both Funds we avoided industries whose cash flow was tied to the overall health of the U.S. economy or the value of the U.S. dollar. We believed sectors such as paper, chemicals and metals were likely to suffer from increased competition with imports and reduced overseas sales.
     Although the size of the domestic high-yield market has doubled since 1994, credit quality has generally improved, bolstering investor confidence. Most domestic bonds issued today have an average rating of BB-, compared to B- in the early 1990s. Default rates have remained less than 2% for the past five years, according to Merrill Lynch.
     Consistently strong credit quality in fiscal 1998 provided us with ample opportunity to select both new and seasoned bonds for Delchester Fund and High-Yield Opportunities Fund. We did especially well with new bonds, which offered attractive income, relative safety of principal, and in some cases, capital appreciation potential.
     Attractive low interest rates drove up the supply of high-yield debt as established


DURING FISCAL 1998, ESTABLISHED COMPANIES REPLACED HIGHER COUPON PAPER AND YOUNGER COMPANIES ENTERED THE HIGH-YIELD MARKET TO REDUCE SHORT-TERM BANK FINANCING WITH RELATIVELY CHEAP LONGER TERM DEBT.

overview

DELCHESTER FUND'S LOWER RISK APPROACH TO HIGH-YIELD BONDS
--------------------------------------------------------------------------------
LATEST MORNINGSTAR RISK SCORES (6/30/98)

                                     Delchester                High-Yield Fund
                                        Fund                  Category Average
--------------------------------------------------------------------------------
Three Years (74 funds)                  0.47                         0.68
Five Years (65 funds)                   0.73                         0.81
Ten Years (55 funds)                    1.18                         1.21
--------------------------------------------------------------------------------
The average risk factor for all bond funds equals 1.00. Numbers greater than
1.00 indicate more relative risk, less than 1.00 indicates lower relative risk. Past performance does not guarantee future results. To calculate risk, Morningstar concentrates on those months during which a fund underperformed the average return of a three-month U.S. Treasury bill. It adds up the amounts by which a fund fell short of a Treasury bill's return and divides the result by the total number of months in the rating period.

for current
  income
    4

companies replaced higher coupon paper and younger companies entered the market to reduce short-term bank financing with relatively cheap longer term debt, thus strengthening and positioning their balance sheets for future growth.

INVESTMENT STRATEGY

Over the years, Delaware Investments' goal in managing high-yield bond portfolios has been to provide above-average results while maintaining a prudent approach to credit risk management. As part of our research discipline, we ask ourselves whether we would make a loan to the companies we review.
     A team of five analysts and traders assists us in bond research. We meet weekly to review market conditions. Both portfolio managers have to agree to buy a bond before it is selected for the portfolio. However, either manager can sell a bond.
     Historically, income has been the dominant component of return from high-yield bonds, and in both Funds we stress capital preservation over appreciation. We sought to achieve this by investing primarily in bonds rated B. As of year's end, more than three-quarters of the bonds in each Fund's portfolio were rated B. This was much higher than the 63% average of 97 high-yield bond funds tracked by Morningstar.

HIGH-YIELD BONDS
CUSHION VOLATILITY
An important catalyst for high-yield bond demand in fiscal 1998 was the increasing volatility of the stock market. Investors appear to have embraced the idea that high-yield bonds can be a defensive investment.
     For example, between mid-July and the first week of August 1998, most high-yield bonds generally retained their value (as measured by the Merrill Lynch High-Yield Bond Index) while the Standard & Poor's 500 Index declined 9%. Of course, the past doesn't guarantee the future, but we believe it is worth noting that since 1980 the high-yield bond market has generally provided a positive return when the S&P 500 Index has posted a negative return, according to Chase Securities. Thus, high-yield bonds can diversify and balance an equity investment portfolio.

                         [photo of family on the beach]

HISTORICALLY, INCOME HAS BEEN THE DOMINANT COMPONENT OF RETURN FROM HIGH-YIELD BONDS, AND IN BOTH FUNDS WE STRESS CAPITAL PRESERVATION OVER APPRECIATION.

CREDIT QUALITY AND INTEREST RATE SENSITIVITY
--------------------------------------------------------------------------------
JULY 31, 1998
                                       Delchester            High-Yield
                                          Fund           Opportunities Fund
--------------------------------------------------------------------------------
AAA                                       6.0%                  5.9%
BB                                        1.9%                  2.2%
B                                        76.8%                 80.5%
CCC                                       4.3%                  2.8%
Unrated                                  11.0%                  8.6%
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                8.71%                 7.81%
Average Effective Duration             4.9 years             5.0 years
Average Effective Maturity             6.8 years             7.2 years
Portfolio Turnover                        117%                  316%
Number of Securities                      180                    60
--------------------------------------------------------------------------------
* For A Class shares measured according to Securities and Exchange Commission guidelines. Current 30-Day SEC yield as of 7/31/98 for B and C Class shares was 8.38% for Delchester Fund and 7.50% and 7.56% for B and C Classes of High-Yield Opportunities Fund. Institutional Class yields were 9.41% and 8.52% for Delchester Fund and High-Yield Opportunities Fund, respectively.

                                                                    for current
                                                                       income
                                                                         5

ZEROING IN ON OPPORTUNITIES
High-Yield Opportunities Fund's primary emphasis on total return rather than current income and its small size ($15.7 million in net assets) gave us added flexibility to invest in bonds that we believed were likely to rise in price.
     As the bond market rallied during the year, we sold some bonds to realize capital appreciation, including zero coupon bonds that performed well. Prices of zero coupon bonds tend to rise to a greater degree than other bonds during periods of declining interest rates. (Zero coupon bonds are sold at a discount to face value and tend to rise in price as the security nears maturity).
     This strategy explains why High-Yield Opportunities' portfolio turnover rate (as shown on page 4) was a relatively high 316% for fiscal 1998. Our approach helped High-Yield Opportunities provide superior results, and the increased return we achieved more than offset higher trading expenses.

SUMMARY OUTLOOK
We expect that the remainder of calendar 1998 will bring more of the same for the U.S. economy: moderate growth, stable interest rates, as well as low inflation.
     Within both Delchester Fund and High-Yield Opportunities Fund, we will continue to favor strong, liquid domestic bonds with B ratings over those of both higher and lower credit quality. We will avoid overseas bonds and bonds with deferred interest or pay-in-kind securities (bonds that pay interest in the form of more bonds rather than cash) because we believe they have a poor risk/reward profile.
     In fiscal 1999, each Fund's portfolio is likely to remain underweighted in higher quality bonds with BB ratings. That is because bonds rated BB tend to underperform bonds with B ratings when interest rates are stable. Despite the age of the current U.S. economic expansion, and sluggish profits at some cyclical companies, we see nothing on the horizon that would precipitate a domestic recession or a major drop in rates.

PAUL A. MATLACK
Vice President
Senior Portfolio Manager

GERALD T. NICHOLS
Vice President
Senior Portfolio Manager
August 5, 1998

outlook

A TIME-TESTED STRATEGY - TWO DIVERSE PORTFOLIOS
--------------------------------------------------------------------------------
ASSET MIX - JULY 31, 1998

                                                                High-Yield
                                     Delchester Fund        Opportunities Fund
--------------------------------------------------------------------------------
Basic Industry                            15.3%                    18.1%
Capital Goods                              7.1%                    10.9%
Consumer Growth*                          15.0%                    21.0%
Consumer Cyclicals**                       9.0%                     3.8%
Credit Sensitive                           3.1%                     4.2%
Food                                       7.0%                     5.2%
Energy                                     4.6%                    10.0%
Miscellaneous                              4.2%                     5.9%
Telecommunications                        19.1%                    10.0%
--------------------------------------------------------------------------------
*  Media, leisure, health care and transportation.
** Retailing, textiles and autos.

for current
  income
    6

DELCHESTER FUND
PROVIDING HIGH INCOME FOR THREE DECADES
--------------------------------------------------------------------------------
ANNUAL INCOME FROM A $100,000 INVESTMENT
AUGUST 20, 1970 TO JULY 31, 1998

Total Account Value = $1,339,798

                           Delchester begins operations 8/20/70
July '71        $  4,806
July '72        $  7,272
July '73        $  8,570 - Arab oil embargo
July '74        $  9,366
July '75        $ 10,625
July '76        $ 11,458 - High-yield bond market less than $4 billion
July '77        $ 12,602
July '78        $ 13,865
July '79        $ 15,336 - Double-digit inflation
July '80        $ 18,151
July '81        $ 21,698 - Recession, high unemployment
July '82        $ 25,566
July '83        $ 29,181
July '84        $ 32,580
July '85        $ 48,190 - High-yield market grows to $78 billion
July '86        $ 49,624
July '87        $ 53,110
July '88        $ 58,385 - Credit quality of new issuance drops, defaults rise
July '89        $ 63,289
July '90        $ 69,198 - High-yield bond yields average 18.7%
July '91        $ 72,943
July '92        $ 80,466
July '93        $ 88,794
July '94        $ 95,985 - Fed raises interest rates to fight inflation
July '95        $ 96,183
July '96        $ 99,758 - Credit quality improves, default rates drop
July '97        $104,908
July '98        $112,546 in annual income - Account grows to $1.3 million

--------------------------------------------------------------------------------
Chart assumes $100,000 invested on August 20, 1970, a 4.75% front-end sales charge and reinvestment of all distributions. Performance for other Delchester classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

                                                                     for current
                                                                       income
                                                                          7
Delchester Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Past performance is not a guarantee of future results.

Performance of other classes of Delchester Fund differ from the above due to differing charges and expenses. See pages 8 and 9 for complete performance information.

for current
  income
    8


PERFORMANCE SUMMARY

DELCHESTER FUND
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
JULY 31, 1988 TO JULY 31, 1998

                                                                U.S. Consumer
                    Salomon Smith Barney     Delchester Fund      Price Index
                    High-Yield Bond Index        A Class          (Inflation)
-----               ---------------------    ---------------     -------------
Jul '88                   $10,000              $ 9,521             $10,000
Jul '89                   $11,059              $10,357             $10,042
Jul '90                   $10,926              $ 9,963             $10,542
Jul '91                   $12,311              $11,408             $11,051
Jul '92                   $15,144              $14,139             $11,542
Jul '93                   $17,604              $16,183             $11,907
Jul '94                   $18,164              $16,442             $12,237
Jul '95                   $20,791              $17,832             $12,576
Jul '96                   $22,654              $19,277             $13,301
Jul '97                   $26,229              $22,657             $13,602
Jul '98                   $29,032              $25,030             $13,822
--------------------------------------------------------------------------------
Chart assumes $10,000 invested on July 31, 1988, a 4.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


HIGH-YIELD OPPORTUNITIES FUND
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
DECEMBER 30, 1996 TO JULY 31, 1998

                      Salomon Smith Barney           High-Yield Opportunities
                      High-Yield Bond Index                Fund A Class
                      ---------------------          ------------------------
Dec. 30 '96                $10,000                         $ 9,532
Jan. '97                   $10,077                         $ 9,723
Feb. '97                   $10,237                         $ 9,983
Mar. '97                   $10,155                         $ 9,792
Apr. '97                   $10,241                         $ 9,844
May '97                    $10,435                         $10,196
Jun. '97                   $10,602                         $10,393
July '97                   $10,835                         $10,562
Aug. '97                   $10,849                         $10,607
Sep. '97                   $11,018                         $10,957
Oct. '97                   $11,115                         $11,043
Nov. '97                   $11,201                         $11,068
Dec. '97                   $11,314                         $11,151
Jan. '98                   $11,559                         $11,495
Feb. '98                   $11,641                         $11,644
Mar. '98                   $11,769                         $11,779
Apr. '98                   $11,843                         $11,899
May '98                    $11,870                         $12,018
Jun. '98                   $11,905                         $11,999
July '98                   $11,993                         $12,184

-------------------------------------------------------------------------------
Chart assumes $10,000 invested on December 30, 1996, a 4.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

                                                                     for current
                                                                        income
                                                                           9

DELCHESTER FUND PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH JULY 31, 1998

                                                                           Lifetime      Ten Years      Five Years       One Year
----------------------------------------------------------------------------------------------------------------------------------
Class A (Est. 8/20/70)
    Excluding Sales Charge                                                  +9.91%        +10.17%          +9.16%         +10.73%
    Including Sales Charge                                                  +9.72%         +9.64%          +8.11%          +5.43%
----------------------------------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
    Excluding Sales Charge                                                  +9.26%                                         +9.91%
    Including Sales Charge                                                  +8.91%                                         +5.91%
----------------------------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge                                                 +11.85%                                         +9.91%
    Including Sales Charge                                                 +11.85%                                         +8.91%

HIGH-YIELD OPPORTUNITIES FUND PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH JULY 31, 1998

                                                                          Lifetime                                        One Year
----------------------------------------------------------------------------------------------------------------------------------
Class A (Est. 12/30/96)
    Excluding Sales Charge                                                 +16.84%                                         +15.66%
    Including Sales Charge                                                 +13.38%                                         +10.08%
----------------------------------------------------------------------------------------------------------------------------------
Class B (Est. 2/17/98)*
    Excluding Sales Charge                                                  +3.54%
    Including Sales Charge                                                  -0.46%
----------------------------------------------------------------------------------------------------------------------------------
Class C (Est. 2/17/98)*
    Excluding Sales Charge                                                  +3.54%
    Including Sales Charge                                                  +2.54%

Each Fund invests primarily in high-yield bonds, which involve greater risk than higher quality bonds. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. All results include reinvestment of distributions and sales charges as shown below. Lifetime performance for B and C shares excluding sales charge assumes contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results. High-Yield Opportunities Fund had an expense limitation in effect for the periods shown. Performance would have been lower without the limitation.

* Cumulative return.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Institutional Class Returns Through July 31, 1998

                                                                          Lifetime       10 Years        Five Years      One Year
Delchester Fund (Est. 6/1/92)                                              +10.01%        +10.46%          +9.43%         +11.00%
High-Yield Opportunities Fund (Est. 12/30/96)                              +16.93%                                        +15.82%

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

10 for current income

Financial Statements

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
STATEMENT OF NET ASSETS
JULY 31, 1998
--------------------------------------------------------------------------------

                                                      Principal       Market
                                                        Amount        Value
                                                      ---------       ------
  CORPORATE BONDS - 90.71%
  AEROSPACE & DEFENSE - 0.70%
  Federal Data sr sub nts 10.125% 8/1/05 .........    $10,450,000    $10,802,688
                                                                     -----------
                                                                      10,802,688
                                                                     -----------
  AUTOMOBILE & AUTO EQUIPMENT - 3.65%
 *Accuride sr sub nts 9.25% 2/1/08 ...............     10,000,000     10,200,000
  ADV Accessory/AAS Capital
    sr sub nts 9.75% 10/1/07 .....................      7,350,000      7,515,375
  CSK Auto sr sub nts 11.00% 11/1/06 .............      5,315,000      5,819,925
  Motors & Gears sr nts 10.75% 11/15/06 ..........     11,800,000     12,670,250
 *Newcor co guarantee 9.875% 3/1/08 ..............      4,700,000      4,700,000
  Stanadyne Automobile
    sr sub nts 10.25% 12/15/07 ...................     11,200,000     11,606,000
  Talon Automotive sr sub nts 9.625% 5/1/08 ......      3,700,000      3,746,250
                                                                     -----------
                                                                      56,257,800
                                                                     -----------
  BANKING, FINANCE & INSURANCE - 0.84%
  American Banknote
    unsec sr sub nts 11.25% 12/1/07 ..............     10,750,000     10,911,250
 *Western Financial Bank - FSB
    sub debs 8.875% 8/1/07 .......................      2,300,000      2,093,000
                                                                     -----------
                                                                      13,004,250
                                                                     -----------
  BUILDING & MATERIALS - 2.28%
  American Builders & Contractors
    sr unsec sub nts 10.625% 5/15/07 .............      4,100,000      4,248,625
  Atrium sr sub nts 10.50% 11/15/06 ..............      3,225,000      3,418,500
  Collins & Aikman Floorcovers
    sr sub nts 10.00% 1/15/07 ....................     12,820,000     13,541,125
  Wesco Distribution
    sr sub nts 9.125% 6/1/08 .....................      9,250,000      9,319,375
 +Wesco International
    sr disc nts 11.125% 6/1/08 ...................      7,750,000      4,601,563
                                                                     -----------
                                                                      35,129,188
                                                                     -----------
  CABLE, MEDIA & PUBLISHING - 6.74%
 +Falcon Holdings debs 9.285% 4/15/10 ............     11,500,000      7,762,500
+*Marcus Cable sr disc nts 14.25% 12/15/05 .......      9,600,000      9,060,000
  Marsulex sr sub nts 9.625% 7/1/08 ..............      4,850,000      5,019,750
  Northland Cable Television
    sr sub nts 10.25% 11/15/07 ...................      9,100,000      9,873,500
  Perry-Judd sr sub nts 10.625% 12/15/07 .........      6,000,000      6,300,000
  PSINET sr nts 10.00% 2/15/05 ...................     10,500,000     11,077,500
 +PX Escrow sr disc nts 9.625% 2/1/06 ............     14,000,000     10,237,500
  Pathnet units 12.25% 4/15/08 ...................      5,800,000      6,307,500
  Pegasus Communications
    sr nts 9.625% 10/15/05 .......................      7,000,000      7,210,000
 +Radio Unica sr disc nts 11.75% 8/1/06 ..........      4,250,000      2,704,063
  STC Broadcasting sr sub nts 11.00% 3/15/07 .....      7,250,000      8,029,375
  Sullivan Graphics sr sub nts 12.75% 8/1/05 .....     10,375,000     10,984,531

                                                      Principal       Market
                                                        Amount        Value
                                                      ---------       ------
CORPORATE BONDS (CONTINUED)
CABLE, MEDIA & PUBLISHING (CONTINUED)
 +United International Holdings
    sr disc nts 10.75% 2/15/08 ...................   $ 14,600,000   $  9,325,750
                                                                    ------------
                                                                     103,891,969
                                                                    ------------
  CHEMICALS - 4.57%
  Aqua Chemical sr sub nts 11.25% 7/1/08 .........      9,200,000      9,568,000
  Brunner Mond Group
    sr sub nts 11.00% 7/15/08 ....................      6,600,000      6,732,000
  Geo Specialty Chemicals
    sr sub nts 10.125% 8/1/08 ....................      5,800,000      5,901,500
  Huntsman sr sub nts 9.50% 7/1/07 ...............     11,000,000     11,412,500
  Koppers Industries
    unsec sr sub nts 9.875% 12/1/07 ..............      9,500,000      9,832,500
 *LaRoche Industries sr sub nts 9.50% 9/15/07 ....     16,500,000     16,376,250
+*Sterling Chemical Holdings
    sr disc nts 13.50% 8/15/08 ...................     17,575,000     10,632,875
                                                                    ------------
                                                                      70,455,625
                                                                    ------------
  COMPUTER & TECHNOLOGY - 0.87%
 +Cellnet Data Systems
    sr disc nts 14.00% 10/1/07 ...................     12,000,000      6,720,000
  Statia Terminals mtg nts 11.75% 11/15/03 .......      6,250,000      6,656,250
                                                                    ------------
                                                                      13,376,250
                                                                    ------------
  CONSUMER PRODUCTS - 6.30%
  AAI.Fostergrant sr nts 10.75% 7/15/06 ..........      2,000,000      2,020,000
  Desa International sr sub nts 9.875% 12/15/07 ..     13,300,000     13,333,250
  Derby Cycle/Lyon sr nts 10.00% 5/15/08 .........      8,900,000      8,966,750
  Drypers sr nts 10.25% 6/15/07 ..................     10,575,000     11,024,438
  French Fragrance sr nts 10.375% 5/15/07 ........      9,000,000      9,630,000
  Home Interiors & Gifts
    sr sub nts 10.125% 6/1/08 ....................     10,350,000     10,815,750
 +Iron Age sr sub nts 9.875% 5/1/08 ..............      9,000,000      8,910,000
 +Iron Age Holdings sr disc nts 12.125% 5/1/09 ...      4,000,000      2,300,000
+*Revlon Worldwide sr disc nts 3/15/01 ...........     13,400,000     10,636,250
  Riddell Sports sr unsec sub nts 10.50% 7/15/07 .      8,000,000      8,080,000
 +Spin Cycle units 12.75% 5/1/05 .................      5,000,000      3,575,000
  Zeta Consumer Products
    sr nts 11.25% 11/30/07 .......................      9,200,000      7,774,000
                                                                    ------------
                                                                      97,065,438
                                                                    ------------
  ELECTRONICS, INFORMATION & DATA - 1.20%
  Elgar Holdings sr nts 9.875% 2/1/08 ............      5,600,000      5,152,000
  Phase Metrics sr nts 10.75% 2/1/05 .............      6,300,000      5,040,000
 +Rhythms Netconnections
    units 13.50% 5/15/08 .........................     16,600,000      8,300,000
                                                                    ------------
                                                                      18,492,000
                                                                    ------------
for current income 11

--------------------------------------------------------------------------------

                                                      Principal       Market
                                                        Amount        Value
                                                      ---------       ------
  CORPORATE BONDS (CONTINUED)
  ENERGY - 4.58%
  First Wave Marine sr nts 11.00% 2/1/08 .........   $  6,900,000   $  7,365,750
  Michael Petroleum sr nts 11.50% 4/1/05 .........      7,600,000      7,524,000
  Panaco unsec sr sub nts 10.625% 10/1/04 ........      9,350,000      9,385,063
  Rutherford-Moran Oil
    sr sub nts 10.75% 10/1/04 ....................     10,450,000     11,103,125
+*Transamerican Energy sr nts 13.00% 6/15/02 .....     11,750,000      9,400,000
 *Transamerican Energy sr nts 11.50% 6/15/02 .....      9,950,000      9,154,000
  Transamerican Refining units 16.00% 6/30/03 ....      9,000,000      9,585,000
 +Universal Compression
    sr disc nts 9.875% 2/15/08 ...................     11,000,000      7,067,500
                                                                    ------------
                                                                      70,584,438
                                                                    ------------
  ENVIRONMENTAL SERVICES - 0.43%
  Hydrochem Industrial Services
    sr sub nts 10.375% 8/1/07 ....................      6,410,000      6,618,325
                                                                    ------------
                                                                       6,618,325
                                                                    ------------
  FOOD, BEVERAGE & TOBACCO - 6.97%
  Ameriserve Food Distributors
    sr sub nts 10.125% 7/15/07 ...................     14,250,000     14,392,500
 *Core-Mark International
    sr sub nts 11.375% 9/15/03 ...................      7,975,000      8,503,344
 +Del Monte Foods sr disc nts 12.50% 12/15/07 ....     22,750,000     15,015,000
 *DiGiorgio sr nts 10.00% 6/15/07 ................     12,500,000     12,531,250
 +Electronic Retailing Systems
    sr disc nts 13.25% 2/1/04 ....................     13,200,000      5,874,000
  Favorite Brands sr nts 10.75% 5/15/06 ..........      9,200,000      8,395,000
  Fleming sr sub nts 10.50% 12/1/04 ..............     13,225,000     13,853,188
  Fresh Foods sr nts 10.75% 6/1/06 ...............      6,250,000      6,312,500
 *Jitney-Jungle Stores
    unsec sr sub nts 10.375% 9/15/07 .............     13,700,000     14,864,500
  Shoppers Food Warehouse sr nts 9.75% 6/15/04 ...      6,900,000      7,728,000
                                                                    ------------
                                                                     107,469,282
                                                                    ------------
  HEALTHCARE & PHARMACEUTICALS - 2.83%
 +Alaris Medical sr disc nts 11.125% 8/1/08 ......      9,000,000      5,253,750
  Alliance Imaging sr sub nts 9.6% 12/15/05 ......      8,550,000      8,763,750
  Dynacare sr nts 10.75% 1/15/06 .................      9,750,000     10,432,500
  Insight Health Services
    sr sub nts 9.63% 6/15/08 .....................     10,000,000      9,925,000
  Kinetic Concepts sr sub nts 9.625% 11/1/07 .....      9,000,000      9,292,500
                                                                    ------------
                                                                      43,667,500
                                                                    ------------
  INDUSTRIAL MACHINERY - 4.29%
  AEP Industries sr sub nts 9.875% 11/15/07 ......      4,800,000      4,992,000
  Burke Industries unsec sr nts 10.00% 5/15/07 ...      8,985,000      9,299,475
  Cambridge Industries
    sr sub nts 10.25% 7/15/07 ....................      9,700,000     10,039,500
  Generac Portable Products
    sr sub nts 11.25% 7/1/06 .....................      6,250,000      6,406,250
  Outboard Marine sr nts 10.75% 6/1/08 ...........      4,600,000      4,715,000
  Safety Components International
    sr sub nts 10.125% 7/15/07 ...................      8,400,000      8,736,000
  Spinnaker Industries sr nts 10.75% 10/15/06 ....      9,500,000      9,690,000
  Trench Electric 10.25% 12/15/07 ................     12,000,000     12,240,000
                                                                    ------------
                                                                      66,118,225
                                                                    ------------

                                                      Principal       Market
                                                        Amount        Value
                                                      ---------       ------

 CORPORATE BONDS (CONTINUED)
 LEISURE, LODGING & ENTERTAINMENT - 3.34%
+Aladdin Gaming units 13.50% 3/1/10 ..............    $18,000,000    $ 8,595,000
+Premier Parks sr disc nts 10.00% 4/1/08 .........     14,050,000      9,641,813
 Regal Cinemas sr sub nts 9.50% 6/1/08 ...........      9,600,000      9,912,000
 Silver Cinemas sr sub nts 10.50% 4/15/05 ........      8,750,000      8,968,750
 Town Sports International
   unsec sr nts 9.75% 10/15/04 ...................      3,425,000      3,437,844
 Trump Atlantic City Association II
   1st mtg nts 11.25% 5/1/06 .....................      2,100,000      2,071,125
 United Artists sr sub nts 9.75% 4/15/08 .........      8,800,000      8,888,000
                                                                     -----------
                                                                      51,514,532
                                                                     -----------
 METALS & MINING - 4.07%
 Commonwealth Aluminum
   sr sub nts 10.75% 10/1/06 .....................      8,825,000      9,266,250
 Doe Run Resources sr nts 11.25% 3/15/05 .........     13,500,000     13,955,625
 Great Lakes Carb sr sub nts 10.25% 5/15/08 ......      5,500,000      5,637,500
 Jorgensen Earle M. sr sub nts 9.50% 4/1/05 ......     13,700,000     13,631,500
 Metallurg sr nts 11.00% 12/1/07 .................     11,750,000     12,410,938
 P & L Coal Holdings sr sub nts 9.625% 5/15/08 ...      7,450,000      7,766,625
                                                                     -----------
                                                                      62,668,438
                                                                     -----------
 PACKAGING & CONTAINERS - 4.05%
*Gaylord Container sr sub nts 9.875% 2/15/08 .....     18,800,000     16,544,000
*Gaylord Container sr nts 9.75% 6/15/07 ..........      9,950,000      9,303,250
+Graham Packaging/GPC Capital
   sr disc nts 10.75% 1/15/09 ....................      7,000,000      4,541,250
 Graham Packaging/GPC Capital
   sr sub nts 8.75% 1/15/08 ......................      4,500,000      4,545,000
*Riverwood International
   unsec sr sub nts 10.875% 4/1/08 ...............     20,200,000     20,654,500
 Silgan Holdings pik debs 13.25% 7/15/06 .........      6,185,001      6,788,038
                                                                     -----------
                                                                      62,376,038
                                                                     -----------
 PAPER & FOREST PRODUCTS - 2.18%
 Four M sr nts 12.00% 6/1/06 .....................     14,225,000     15,220,750
*MAXXAM Group sr sec nts 12.00% 8/1/03 ...........      9,400,000     10,481,000
 MAXXAM Group sr sec nts 11.25% 8/1/03 ...........      7,450,000      7,859,750
                                                                     -----------
                                                                      33,561,500
                                                                     -----------
 RETAIL - 3.94%
 Advance Stores sr sub nts 10.25% 4/15/08 ........      9,200,000      9,637,000
 Frank's Nursery & Crafts
   sr sub nts 10.25% 3/1/08 ......................      9,500,000      9,808,750
*Leslie's Poolmart sr nts 10.375% 7/15/04 ........     10,450,000     11,050,875
 Petro Stopping Centers sr nts 10.50% 2/1/07 .....      7,500,000      8,081,250
 Sonic Automotive
   sr sub nts 144A 11.00% 8/1/08 .................      9,600,000      9,576,000
 US Office Products sr sub nts 9.75% 6/15/08 .....     12,500,000     12,593,750
                                                                     -----------
                                                                      60,747,625
                                                                     -----------
 TELECOMMUNICATIONS - 19.14%
+21st Century Telecom Group
   sr sub nts 12.25% 2/15/08 .....................     16,600,000      9,316,750
 American Mobile Satellite
   units 144A 12.25% 4/1/08 ......................      9,300,000      8,556,000
+Arch Communications
   sr disc nts 10.875% 3/15/08 ...................     16,000,000      9,000,000

12 for current income

--------------------------------------------------------------------------------

                                                      Principal       Market
                                                        Amount        Value
                                                      ---------       ------
  CORPORATE BONDS (CONTINUED)
  TELECOMMUNICATIONS (CONTINUED)
  Arch Communications sr nts 12.75% 7/1/07 .......   $ 10,000,000   $ 10,437,500
  BTI Telecom sr nts 10.50% 9/15/07 ..............     18,925,000     18,877,688
  Call-Net Enterprises sr nts 8.00% 8/15/08 ......      2,700,000      2,713,500
 +Call-Net Enterprises sr disc nts 8.94% 8/15/08 .     12,000,000      7,845,000
  Caprock Communications
    sr nts 12.00% 7/15/08 ........................     13,500,000     13,702,500
  Convergent Communication
    units 13.00% 4/1/08 ..........................      7,500,000      7,425,000
 +DTI Holdings units 12.50% 3/1/08 ...............     11,500,000      6,123,750
+*E. Spire Communications
    sr disc nts 10.625% 7/1/08 ...................      5,400,000      3,321,000
 +Econophone sr disc nts 11.00% 2/15/08 ..........      9,200,000      5,428,000
 +FirstWorld Communication
    units 13.00% 4/15/08 .........................     18,500,000      8,695,000
 +GST USA sr disc nts 13.875% 12/15/05 ...........     14,000,000     11,550,000
  Global Crossing Holdings Limited
    sr nts 9.625% 5/15/08 ........................     11,100,000     11,766,000
  Highwaymaster Communications
    sr nts 13.75% 9/15/05 ........................      3,325,000      2,161,250
 +KMC Telecom Holdings units 12.50% 2/15/08 ......     14,000,000      8,400,000
 +McCaw International
    sr disc nts 13.00% 4/15/07 ...................     14,900,000      9,983,000
 *Metrocall unsec sr sub nts 10.375% 10/1/07 .....     12,900,000     13,609,500
  Metronet Communications
    sr disc nts 9.95% 6/15/08 ....................     11,700,000      7,488,000
 +Nextel Communications
    sr disc nts 9.95% 2/15/08 ....................     25,000,000     16,656,250
 +Nextel Communications
    sr disc nts 10.65% 9/15/07 ...................     14,500,000     10,077,500
 +Nextlink Communications
    sr disc nts 9.45% 4/15/08 ....................      8,300,000      5,249,750
  Nextlink Communications
    sr nts 9.625% 10/1/07 ........................      5,000,000      5,175,000
  Paging Network sr sub nts 10.125% 8/1/07 .......      9,400,000      9,917,000
 +RCN sr disc nts 9.80% 2/15/08 ..................     17,500,000     10,937,500
 +RCN sr disc nts 11.125% 10/15/07 ...............     10,000,000      6,550,000
  RCN sr nts 10.00% 10/15/07 .....................      3,800,000      3,971,000
  Splitrock Services units 11.75% 7/15/08 ........      6,600,000      6,699,000
 *Telex Communications
    sr sub nts 10.50% 5/1/07 .....................      6,000,000      5,160,000
 +Teligent sr disc nts 11.50% 3/1/08 .............      7,000,000      4,060,000
 *Teligent sr nts 11.50% 12/1/07 .................     17,000,000     17,467,500
  Time Warner Telecommunications LLC
    sr nts 9.75% 7/15/08 .........................      4,800,000      4,932,000
 *USA Mobile Communication
    sr nts 14.00% 11/1/04 ........................      4,500,000      4,972,500
 +Viatel units 12.50% 4/15/08 ....................     10,200,000      6,706,500
                                                                    ------------
                                                                     294,930,938
                                                                    ------------
  TEXTILES & FURNITURE - 1.43%
  CMI Industries sr sub nts 9.50% 10/1/03 ........      4,000,000      4,220,000
  Globe Manufacturing sr sub nts 10.00% 8/1/08 ...      9,000,000      9,112,500
  Scovill Fasteners sr unsec nts 11.25% 11/30/07 .      8,400,000      8,778,000
                                                                    ------------
                                                                      22,110,500
                                                                    ------------

                                                      Principal       Market
                                                        Amount        Value
                                                      ---------       ------


  CORPORATE BONDS (Continued)
  TRANSPORTATION & SHIPPING - 2.10%
  Ameriking sr nts 10.75% 12/1/06 ..............   $    9,300,000   $  9,904,500
  Millennium Seacarriers
    sr sub nts 12.00% 7/15/05 ..................        3,800,000      3,743,000
  Navigator Gas Transport nts 10.50% 6/30/07 ...        9,400,000      9,682,000
  Navigator Gas Transport unit 12.00% 6/30/07 ..        8,000,000      9,120,000
                                                                    ------------
                                                                      32,449,500
                                                                    ------------
  MISCELLANEOUS - 4.21%
  ATC Group Services
    co guarantee 12.00% 1/15/08 ................        4,800,000      4,512,000
  Axia sr sub nts 10.75% 7/15/08 ...............        4,500,000      4,545,000
  Comforce Operating sr nts 12.00% 12/1/07 .....        6,550,000      7,090,375
  Eagle Picher Ind co guarantee 9.375% 3/1/08 ..       13,000,000     13,243,750
 *EV International sr sub nts 11.00% 3/15/07 ...        9,000,000      8,493,750
  Grove Worldwide sr sub nts 9.25% 5/1/08 ......       14,950,000     14,950,000
  Indesco International sr sub nts 9.75% 4/15/08        4,500,000      4,522,500
  Paragon Corporate Holdings
    sr nts 9.625% 4/1/08 .......................        4,800,000      4,320,000
 +Thermadyne Holdings debs 12.50% 6/1/08 .......        5,500,000      3,135,000
                                                                    ------------
                                                                      64,812,375
                                                                    ------------
  Total Corporate Bonds (cost $1,385,367,846) ..                   1,398,104,424
                                                                    ------------

  U.S. TREASURY OBLIGATIONS - 4.43%
  U.S. Treasury Notes 9.125% 5/15/99 ...........       66,350,000     68,195,182
                                                                    ------------
  Total U.S. Treasury Obligations
    (cost $68,278,676) .........................                      68,195,182
                                                                    ------------

                                                        Number
                                                       of Shares
                                                       ---------

  PREFERRED STOCKS - 3.19%
  CSC Holdings .................................               96         11,136
  Dobson Communications ........................            5,033      5,485,970
  Eagle-Picher Holdings ........................          101,000      5,832,750
 *Echostar Communications ......................           72,123      8,149,885
  E.Spire Communications .......................          108,204     11,483,178
  Nebco Evans Holding ..........................           67,752      7,012,295
  Nextel Communications ........................            3,292      3,523,456
  Pegasus Communications .......................           11,611      1,306,238
  Pegasus Communications Unit ..................           45,000      5,208,750
  Terex-Appreciation Rights ....................           55,200      1,214,400
                                                                    ------------
  Total Preferred Stocks (cost $45,169,463) ....                      49,228,058
                                                                    ------------

  WARRANTS - 0.05%
**American Banknote ............................          134,181        107,500
**Cellnet Data Systems .........................          164,052        420,000
**Electronic Retailing System ..................           13,200        132,000
**Gothic Energy ................................           19,600         19,600
**Highway Master ...............................            5,900         11,800
**Nextel International .........................            1,188          5,600
                                                                    ------------
  Total Warrants (cost $743,344) ...............                         696,500
                                                                    ------------
                                                         for current income 13

--------------------------------------------------------------------------------

Total Market Value of Securities - 98.38%
    (cost $1,499,559,329)..................................       $1,516,224,164
Receivables and Other Assets Net of Liabilities - 1.62%....           24,993,491
                                                                  --------------
Net Assets Applicable to 231,867,156
    Delchester Fund Shares Outstanding - 100.00% ..........       $1,541,217,655
                                                                  ==============

Net asset value - Delchester Fund A Class
    ($1,060,135,783/159,491,210 shares) .............................      $6.65
                                                                           =====
Net asset value - Delchester Fund B Class
    ($376,463,403/56,636,711) .......................................      $6.65
                                                                           =====
Net asset value - Delchester Fund C Class
    ($50,945,342/7,664,428 shares)...................................      $6.65
                                                                           =====
Net asset value - Delchester Fund Institutional Class
    ($53,673,127/8,074,807) .........................................      $6.65
                                                                           =====

Components of Net assets at July 31, 1998:
Common stock, $1 par value, 500,000,000 shares
     authorized to the Fund with 350,000,000
     shares allocated to Delchester Fund A Class,
     50,000,000 shares allocated to Delchester
     Fund B Class, 50,000,000 shares allocated to
     Delchester Fund C Class and 50,000,000 shares
     allocated to Delchester Fund
     Institutional Class........................................ $1,667,891,057
Undistributed net investment income ............................      2,464,142
Accumulated net realized loss on investments ...................   (145,802,379)
Net unrealized appreciation of investments .....................     16,664,835
                                                                  --------------
Total Net Assets ...............................................  $1,541,217,655
                                                                  ==============
----------------------
 * Security on loan.
** Non-income producing security for the period ended July 31, 1998.
 + Zero coupon security as of July 31, 1998. The coupon shown is the step-up rate.

Net asset value and offering price per share -
    Delchester Fund A Class
Net asset value A Class (A)............................................    $6.65

Sales Charge (4.75% of offering price or 4.96% of the
    amount invested per share) (B) ....................................     0.33
                                                                           -----
Offering Price ........................................................    $6.98
                                                                           =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

Summary of Abbreviations:
    co guarantee - company guaranteed
            debs - debentures
            disc - discount
             mtg - mortgage
             nts - notes
             pik - pay-in-kind
              sr - senior
             sub - subordinated
           unsec - unsecured

                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF NET ASSETS
JULY 31, 1998
-------------------------------------------------------------------------------

                                                   Principal     Market
                                                     Amount      Value
                                                   ---------     ------
 CORPORATE BONDS - 88.03%
 AEROSPACE & DEFENSE - 3.10%
 Compass Aerospace sr sub nts 10.125% 4/15/05 .   $  200,000   $  206,000
 Roller Bearing sr sub nts 9.625% 6/15/07 .....      275,000      279,125
                                                               ----------
                                                                  485,125
                                                               ----------
 AUTOMOBILE & AUTO EQUIPMENT - 3.41%
 Prestolite Electric sr nts 9.625% 2/1/08 .....      200,000      205,000
 Talon Automotive sr sub nts 9.625% 5/1/08 ....      325,000      329,063
                                                               ----------
                                                                  534,063
                                                               ----------
 BUILDING & MATERIALS - 4.14%
 American Builders & Contractors
    sr unsec sub nts 10.625% 5/15/07 ..........      150,000      155,438
 Atrium sr sub nts 10.50% 11/15/06 ............      100,000      106,000
 Collins & Aikman Floorcovers
    sr sub nts 10.00% 1/15/07 .................      175,000      184,844
 Henry sr nts 10.00% 4/15/08 ..................      200,000      203,000
                                                               ----------
                                                                  649,282
                                                               ----------
 CABLE, MEDIA & PUBLISHING - 6.42%
 Classic Cable sr sub nts 9.875% 8/1/08 .......      325,000      340,438
 Pathnet sr nts 12.25% 4/15/08 ................      300,000      326,250
 R.H. Donnelly sr sub nts 9.125% 6/1/08 .......      325,000      338,000
                                                               ----------
                                                                1,004,688
                                                               ----------
 CHEMICALS - 4.41%
 Octel sr nts 10.00% 5/1/06 ...................      325,000      334,750
 Philipp Brothers sr sub nts 9.875% 6/1/08 ....      350,000      356,563
                                                               ----------
                                                                  691,313
                                                               ----------
 COMPUTER & TECHNOLOGY - 2.40%
+Decisionone Holdings
    sr disc debs 13.80% 8/1/08 ................      200,000      117,000
 Precise Technology sr sub nts 11.125% 6/15/07       250,000      258,125
                                                               ----------
                                                                  375,125
                                                               ----------
 CONSUMER PRODUCTS - 9.49%
 A.A.I. Fostergrant sr nts 10.75% 7/15/06 .....      425,000      429,250
 CEX Holdings sr sub nts 9.625% 6/1/08 ........      325,000      333,531
 Doskocil Manufacturing
    sr sub nts 10.125% 9/15/07 ................      275,000      292,188
 Riddell Sports sr unsec sub nts 10.50% 7/15/07      250,000      252,500
+Spin Cycle sr disc nts 12.90% 5/1/05 .........      250,000      178,750
                                                               ----------
                                                                1,486,219
                                                               ----------
 ELECTRONICS & ELECTRICAL EQUIPMENT - 0.94%
 American Radio Systems
    sr sub debs 11.375% 1/15/09 ...............       12,100       14,021
 Electronic Retailing Systems
    sr nts 13.25% 2/1/04 ......................      300,000      133,500
                                                               ----------
                                                                  147,521
                                                               ----------
 ENERGY - 9.93%
 Dailey International sr sub nts 9.50% 2/15/08       350,000      343,875
 Frontier Oil Corp sr nts 9.125% 2/15/06 ......      300,000      303,750
 P and L Coal Holdings sr nts 8.875% 5/15/08 ..      325,000      338,813
 Panaco sr nts 10.625% 10/1/04 ................      275,000      276,031

14 for current income

-------------------------------------------------------------------------------

                                                  Principal     Market
                                                     Amount      Value
                                                   ---------     ------
 CORPORATE BONDS (CONTINUED)
 ENERGY (CONTINUED)
 Rutherford-Moran Oil
    sr sub nts 10.75% 10/1/04 ................   $  275,000   $  292,188
                                                              ----------
                                                               1,554,657
                                                              ----------
 ENVIRONMENTAL SERVICES - 6.25%
 ATC Group Services sr sub nts 12.00% 1/15/08       300,000      282,000
 Hydrochem Industrial
    sr sub nts 10.375% 8/1/07 ................      350,000      361,375
 Les sr sub nts 9.25% 6/1/08 .................      325,000      334,750
                                                              ----------
                                                                 978,125
                                                              ----------
 FOOD, BEVERAGE & TOBACCO - 3.65%
 AFC Enterprises sr sub nts 10.25% 5/15/07 ...       75,000       80,250
 Aurora Foods sr sub nts 8.75% 7/1/08 ........      200,000      206,500
 Community Distributors sr nts 10.25% 10/15/04      275,000      284,625
                                                              ----------
                                                                 571,375
                                                              ----------
 INDUSTRIAL MACHINERY - 5.77%
 Anthony Crane Rentals sr nts 10.375% 8/1/08 .      200,000      201,000
 JTM Industries sr sub nts 10.00% 4/15/08 ....      200,000      204,000
 Jackson Products sr sub nts 9.50% 4/15/05 ...      225,000      225,000
 Morris Materials Handling sr nts 9.50% 4/1/08      300,000      273,750
                                                              ----------
                                                                 903,750
                                                              ----------
 LEISURE, LODGING & ENTERTAINMENT - 4.22%
 Silver Cinemas sr sub nts 10.50% 4/15/05 ....      325,000      333,125
 United Artists sr sub nts 9.75% 4/15/08 .....      325,000      328,250
                                                              ----------
                                                                 661,375
                                                              ----------
 METALS & MINING - 5.46%
 Keystone Consolidated Industries
    sr nts 9.625% 8/1/07 .....................      225,000      229,500
 Schuff Steel sr nts 10.50% 6/1/08 ...........      325,000      325,813
 Simcala sr nts 9.625% 4/15/06 ...............      200,000      198,500
 WHX sr nts 10.50% 4/15/05 ...................      100,000      100,750
                                                              ----------
                                                                 854,563
                                                              ----------
 PAPER & FOREST PRODUCTS - 2.11%
 Republic Group sr sub nts 9.50% 7/15/08 .....      325,000      330,281
                                                              ----------
                                                                 330,281
                                                              ----------
 RETAIL - 4.93%
 Duane Reade sr sub nts 9.25% 2/15/08 ........      175,000      179,813
 Leslie's Poolmart sr nts 10.375% 7/15/04 ....      250,000      264,375
 US Office Products sr sub nts 9.75% 6/15/08 .      325,000      327,438
                                                              ----------
                                                                 771,626
                                                              ----------
 TELECOMMUNICATIONS - 4.34%
+Metronet Communications
    sr disc nts 11.92% 6/15/08 ...............      350,000      224,000
+Nextel Communications
    sr disc nts 12.00% 9/15/07 ...............      300,000      208,500
+Viatel sr disc nts 11.91% 4/15/08 ...........      375,000      246,563
                                                              ----------
                                                                 679,063
                                                              ----------

-------------------------------------------------------------------------------

                                                  Principal     Market
                                                     Amount      Value
                                                   ---------     ------
 CORPORATE BONDS (CONTINUED)
 TEXTILES & FURNITURE - 0.93%
 Galey & Lord sr sub nts 9.125% 3/1/08 ......   $   150,000   $   145,875
                                                              -----------
                                                                  145,875
                                                              -----------
 TRANSPORTATION & SHIPPING - 2.43%
 American Commercial Lines 10.25% 6/30/08 ....      325,000       330,681
 American Reefer 1st mtg pfd nts 10.25% 3/1/08       50,000        50,063
                                                              -----------
                                                                  380,744
                                                              -----------
 MISCELLANEOUS - 3.70%
 Anchor Lamina sr sub nts 9.875% 2/1/08 ......      300,000       297,750
 Brand Scaffold Services sr nts 10.25% 2/15/08      175,000       178,937
 Numatics sr sub nts 9.625% 4/1/08 ...........      100,000       102,750
                                                              -----------
                                                                  579,437
                                                              -----------
 Total Corporate Bonds (cost $13,622,515) ....                 13,784,207
                                                              -----------

                                                      Number
                                                    of shares
                                                    ---------
 PREFERRED STOCKS - 5.57%
 TELECOMMUNICATIONS - 5.57%
 21st Century Telecom Group .................           415       431,226
 Nextel Communications ......................           412       440,432
                                                                  -------
 Total Preferred Stocks (cost $805,651)......                     871,658
                                                                  -------

 WARRANTS - 0.16%
 TELECOMMUNICATIONS - 0.14%
*21st Century Telecommunications ............         3,510        22,000
                                                                  -------
                                                                   22,000
                                                                  -------
 ELECTRONICS & ELECTRICAL EQUIPMENT - 0.02%
*Electronic Retailing System Warrants .......           300         3,000
                                                                  -------
                                                                    3,000
                                                                  -------
 Total Warrants (cost $34,000) ..............                      25,000
                                                                  -------

                                                  Principal
                                                   Amount
                                                  ---------
 REPURCHASE AGREEMENTS - 4.23%
 With Chase Manhattan 5.58% 8/03/98
    (dated 7/31/98, collateralized by 205,000
    U.S. Treasury Notes 6.00% due 8/15/99,
    market value $211,486) ..................      $207,000        207,000
 With J.P. Morgan Securities 5.60% 8/03/98
    (dated 7/31/98, collateralized by $244,000
    U.S. Treasury Notes 8.00% due 8/15/99,
    market value $259,152)...................       254,000        254,000
 With PaineWebber 5.60% 8/03/98
    (dated 7/31/98, collateralized by $202,000
    U.S. Treasury Notes 5.75% due 11/30/02,
    market value $205,000)...................       201,000        201,000
                                                              ------------
 Total Repurchase Agreements (cost $662,000).                      662,000
                                                              ------------
                                                         for current income 15

-------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES - 97.99%
    (cost $15,124,166) ...................................           $15,342,865
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 2.01%...               315,442
                                                                    ------------
NET ASSETS APPLICABLE TO 2,646,952 SHARES
    ($1 PAR VALUE) OUTSTANDING - 100.00% .................           $15,658,307
                                                                    ============

NET ASSET VALUE - HIGH YIELD OPPORTUNITIES FUND A CLASS
    ($9,670,471 / 1,634,818) .............................                 $5.92
                                                                           =====
NET ASSET VALUE - HIGH YIELD OPPORTUNITIES FUND B CLASS
    ($1,603,158 / 270,929)................................                 $5.92
                                                                           =====
NET ASSET VALUE - HIGH YIELD OPPORTUNITIES FUND C CLASS
    ($547,349 / 92,490) ..................................                 $5.92
                                                                           =====
NET ASSET VALUE - HIGH YIELD OPPORTUNITIES INSTITUTIONAL CLASS
    ($3,837,329 / 648,715) ...............................                 $5.92
                                                                           =====

COMPONENTS OF NET ASSETS AT JULY 31, 1998:
Common stock, $1 par value, 200,000,000
    shares authorized to the Fund with
    100,000,000 shares allocated to High-Yield
    Opportunities Fund A Class, 25,000,000 shares
    allocated to High-Yield Opportunities Fund B Class,
    25,000,000 shares allocated to High-Yield
    Opportunities Fund C Class and 50,000,000 shares
    allocated to High-Yield Opportunities Fund
    Institutional Class ...................................          $15,055,903
Undistributed net investment income .......................               17,696
Accumulated net realized gain on investments ..............              366,009
Net unrealized appreciation of investments.................              218,699
                                                                    ------------
Total net assets ..........................................          $15,658,307
                                                                    ============
----------------------
+ Zero coupon security as of July 31, 1998. The coupon shown is the step-up rate.
* Non-income producing security for the period ended July 31, 1998.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
    HIGH-YIELD OPPORTUNITIES FUND A CLASS
Net asset value A class (A) ...............................                $5.92
Sales charge (4.75% of offering price or 5.07% of the amount
    invested per share) (B)................................                 0.30
                                                                           -----
Offering price ............................................                $6.22
                                                                           =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchase of $100,000 or more.

Summary of Abbreviations:
    debs - debentures
    disc - discount
     mtg - mortgage
     nts - notes
     pfd - preferred
      sr - senior
     sub - subordinated
   unsec - unsecured

                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 1998
-------------------------------------------------------------------------------

                                                                     High-Yield
                                                    Delchester     Opportunities
                                                       Fund            Fund
                                                    ----------     -------------
Investment Income:
Interest .......................................   $ 142,905,106    $ 1,038,818
Dividends ......................................       4,554,186         29,148
                                                   -------------    -----------
                                                     147,459,292      1,067,966
                                                   -------------    -----------
Expenses:
Management fees ................................       8,245,496         70,555
Distribution expense ...........................       6,123,229         21,441
Dividend disbursing and transfer agent fees
    and expenses ...............................       2,132,069          8,289
Accounting and administration ..................         700,896          5,541
Reports and statements to shareholders .........         307,666          3,148
Registration fees ..............................         136,523         28,955
Taxes (other than taxes on income) .............          90,207            768
Professional fees ..............................          80,640          3,663
Directors' fees ................................          27,302          1,865
Other ..........................................          18,582          1,984
                                                   -------------    -----------
                                                      17,862,610        146,209
Less expenses absorbed by Delaware
    Management Company
    or Delaware Distributors, L.P. .............            --          (42,498)
                                                   -------------    -----------
Total Expenses .................................      17,862,610        103,711
                                                   -------------    -----------
Net Investment Income ..........................     129,596,682        964,255
                                                   -------------    -----------

Net realized and unrealized gain on investments:
Net realized gain on investments ...............      45,654,625        545,351
Net change in unrealized appreciation/
    depreciation of investments ................     (33,736,187)         4,234
                                                   -------------    -----------

Net realized and unrealized
    gain on investments ........................      11,918,438        549,585
                                                   -------------    -----------
Net increase in net assets
     resulting from operations .................   $ 141,515,120    $ 1,513,840
                                                   =============    ===========

                             See accompanying notes

16 for current income

DELAWARE GROUP INCOME FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                             Delchester Fund         High-Yield Opportunities Fund
                                                                          Year Ended   Year Ended       Year Ended    12/30/96* to
                                                                           7/31/98      7/31/97          7/31/98         7/31/97
                                                                      ----------------------------   ------------------------------
Increase (decrease) in net assets from operations:
Net investment income ............................................    $129,596,682   $119,783,445        $964,255        $402,641
Net realized gain on investments .................................      45,654,625     47,638,271         545,351         231,614
Net change in unrealized appreciation/depreciation of investments.     (33,736,187)    39,751,252           4,234         214,465
                                                                      ------------   ------------     -----------      ----------
Net increase in net assets resulting from operations .............     141,515,120    207,172,968       1,513,840         848,720
                                                                      ------------   ------------     -----------      ----------

Distribution to shareholders from:
Net investment income:
    A Class  .....................................................     (94,068,758)   (94,104,779)       (696,516)       (168,753)
    B Class  .....................................................     (26,481,128)   (19,288,798)        (15,881)             --
    C Class  .....................................................      (2,685,408)      (967,413)         (4,660)             --
    Institutional Class ..........................................      (4,338,358)    (5,288,670)       (369,702)        (93,688)
Net realized gain on investment transactions:
    A Class  .....................................................              --             --        (264,225)             --
    B Class  .....................................................              --             --              --              --
    C Class  .....................................................              --             --              --              --
    Institutional Class ..........................................              --             --        (146,731)             --
                                                                      ------------   ------------     -----------      ----------
                                                                      (127,573,652)  (119,649,660)     (1,497,715)       (262,441)
                                                                      ------------   ------------     -----------      ----------
Capital share transactions:
Proceeds from shares sold:
    A Class ......................................................     196,600,397    189,097,203       3,291,902       5,471,885
    B Class ......................................................     140,491,313    114,988,203       1,599,171              --
    C Class ......................................................      36,526,139     15,224,523         554,661              --
    Institutional Class ..........................................      46,366,224     26,230,680              --       3,000,006
Net asset value of shares issued upon reinvestment of
    dividends from net investment income and distributions
    of net realized gain on investment transactions:
    A Class ......................................................      44,559,762     45,057,620         922,596         168,117
    B Class ......................................................      10,738,318      7,617,766           6,132              --
    C Class ......................................................       1,568,430        613,365           3,037              --
    Institutional Class ..........................................       3,815,302      4,464,404         507,888          93,335
                                                                      ------------   ------------     -----------      ----------
                                                                       480,665,885    403,293,764       6,885,387       8,733,343
                                                                      ------------   ------------     -----------      ----------
Cost of shares repurchased:
    A Class ......................................................    (222,496,607)  (245,410,292)       (546,285)             --
    B Class ......................................................     (50,887,559)   (40,864,850)         (4,598)             --
    C Class ......................................................      (6,294,131)    (2,539,287)        (11,944)             --
    Institutional Class ..........................................     (40,696,971)   (49,688,282)             --              --
                                                                      ------------   ------------     -----------      ----------
                                                                      (320,375,268)  (338,502,711)       (562,827)             --
                                                                      ------------   ------------     -----------      ----------
Increase in net assets derived from capital share transactions ...     160,290,617     64,791,053       6,322,560       8,733,343
                                                                      ------------   ------------     -----------      ----------
Net increase in net assets .......................................     174,232,085    152,314,361       6,338,685       9,319,622

Net Assets:
Beginning of period ..............................................   1,366,985,570  1,214,671,209       9,319,622              --
                                                                    -------------- --------------     -----------      ----------
End of period ....................................................  $1,541,217,655 $1,366,985,570     $15,658,307      $9,319,622
                                                                    ============== ==============     ===========      ==========

----------------------
* Date of commencement of trading

                             See accompanying notes
                                                           for current income 17

DELAWARE GROUP INCOME FUNDS, INC. -
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delchester Fund A Class
                                                      ----------------------------------------------------------------------
                                                                                 Year Ended July 31,
                                                         1998           1997            1996            1995           1994
Net asset value, beginning of year .................    $6.570         $6.140          $6.280          $6.450         $7.070

Income from investment operations:
    Net investment income ..........................     0.608          0.598           0.628           0.668          0.744
    Net realized and unrealized gain (loss)
     on investments ................................     0.070          0.430          (0.141)         (0.167)        (0.618)
                                                        ------         ------         -------          ------         ------
    Total from investment operations ...............     0.678          1.028           0.487           0.501          0.126
                                                        ------         ------         -------          ------         ------

Less dividends and distributions:
    Dividends from net investment income ...........    (0.598)        (0.598)         (0.627)         (0.671)        (0.746)
                                                        ------         ------         -------          ------         ------
    Total dividends and distributions ..............    (0.598)        (0.598)         (0.627)         (0.671)        (0.746)
                                                        ------         ------         -------          ------         ------
Net asset value, end of year .......................    $6.650         $6.570          $6.140          $6.280         $6.450
                                                        ======         ======         =======          ======         ======

Total return(1) ....................................    10.73%         17.53%           8.10%           8.46%          1.60%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ........$1,060,136     $1,030,328        $973,939      $1,020,763       $983,569
    Ratio of expenses to average net assets ........     1.06%          1.04%           1.02%           1.09%          1.05%
    Ratio of net investment income to average
     net assets ....................................     9.16%          9.48%          10.11%          10.77%         10.48%
    Portfolio turnover .............................      117%           154%            108%             92%            92%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

18 for current income

-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        DELCHESTER FUND B CLASS
                                                              ----------------------------------------------------------------------
                                                                               YEAR ENDED  JULY 31,                  5/2/94(2) TO
                                                                 1998           1997           1996         1995       7/31/94
Net asset value, beginning of period ....................      $6.570         $6.140          $6.280       $6.450       $6.730

Income from investment operations:
    Net investment income ...............................       0.556          0.550           0.581        0.624        0.120
    Net realized and unrealized gain (loss)
    on investments ......................................       0.072          0.430          (0.141)      (0.170)      (0.280)
                                                               ------         ------          ------       ------       ------
    Total from investment operations ....................       0.628          0.980           0.440        0.454       (0.160)
                                                               ------         ------          ------       ------       ------

Less dividends and distributions:
    Dividends from net investment income ................      (0.548)        (0.550)         (0.580)      (0.624)      (0.120)
                                                               ------         ------          ------       ------       ------
    Total dividends and distributions ...................      (0.548)        (0.550)         (0.580)      (0.624)      (0.120)
                                                               ------         ------          ------       ------       ------
Net asset value, end of period ..........................      $6.650         $6.570          $6.140       $6.280       $6.450
                                                               ======         ======          ======       ======       ======

Total return(1) .........................................       9.91%         16.66%           7.30%        7.64%           (3)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .............    $376,463       $273,499        $176,266     $111,860      $21,776
    Ratio of expenses to average net assets .............       1.81%          1.79%           1.77%        1.82%        1.83%
    Ratio of net investment income to average
      net assets ........................................       8.41%          8.73%           9.36%       10.14%        9.70%
    Portfolio turnover ..................................        117%           154%            108%          92%          92%


                                                                                            DELCHESTER FUND C CLASS
                                                                          ----------------------------------------------------------
                                                                            YEAR ENDED  JULY 31,        1/29/95(2) TO
                                                                             1998            1997          7/31/96
Net asset value, beginning of period .............................          $6.570          $6.140          $6.210

Income from investment operations:
    Net investment income ........................................           0.555           0.550           0.385
    Net realized and unrealized gain (loss)
    on investments ...............................................           0.073           0.430          (0.069)
                                                                            ------          ------          ------
    Total from investment operations .............................           0.628           0.980           0.316
                                                                            ------          ------          ------

Less dividends and distributions:
    Dividends from net investment income .........................          (0.548)         (0.550)         (0.386)
                                                                            ------          ------          ------
    Total dividends and distributions ............................          (0.548)         (0.550)         (0.386)
                                                                            ------          ------          ------
Net asset value, end of period ...................................          $6.650          $6.570          $6.140
                                                                            ======          ======          ======

Total return(1) ..................................................            9.91%          16.66%           5.20%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ......................         $50,945         $19,094          $4,953
    Ratio of expenses to average net assets ......................           1.81%           1.79%           1.77%
    Ratio of net investment income to average
      net assets .................................................           8.41%           8.73%           9.36%
    Portfolio turnover ...........................................            117%            154%            108%


----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Commencement of operations; ratios have been annualized and total returns have not been annualized.
(3) Total return has been omitted as management believes that such information for this relatively short period is not meaningful.

                             See accompanying notes
                                                           for current income 19

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    DELCHESTER FUND INSTITUTIONAL CLASS
                                                                         ---------------------------------------------------------
                                                                                            YEAR ENDED JULY 31,
                                                                           1998       1997        1996         1995         1994
Net asset value, beginning of year ..................................    $6.570      $6.140      $6.280       $6.450       $7.070

Income from investment operations:
    Net investment income ...........................................     0.620       0.614       0.644        0.685        0.758
    Net realized and unrealized gain (loss) on investments ..........     0.075       0.429      (0.142)      (0.169)      (0.617)
                                                                         ------      ------      ------       ------       ------
    Total from investment operations ................................     0.695       1.043       0.502        0.516        0.141
                                                                         ------      ------      ------       ------       ------

Less dividends and distributions:
    Dividends from net investment income ............................    (0.615)     (0.613)     (0.642)      (0.686)      (0.761)
                                                                         ------      ------      ------       ------       ------
    Total dividends and distributions ...............................    (0.615)     (0.613)     (0.642)      (0.686)      (0.761)
                                                                         ------      ------      ------       ------       ------
Net asset value, end of year ........................................    $6.650      $6.570      $6.140       $6.280       $6.450
                                                                         ======      ======      ======       ======       ======

Total return ........................................................    11.00%      17.82%       8.37%        8.72%        1.82%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .........................   $53,673     $44,065     $59,513      $61,742      $71,122
    Ratio of expenses to average net assets .........................     0.81%       0.79%       0.77%        0.82%        0.83%
    Ratio of net investment income to average net assets ............     9.41%       9.73%      10.36%       11.14%       10.70%
    Portfolio turnover ..............................................      117%        154%        108%          92%          92%

                             See accompanying notes

20 for current income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   HIGH-YIELD OPPORTUNITIES     HIGH-YIELD OPPORTUNITIES
                                                                         FUND A CLASS                FUND B CLASS
                                                                  -------------------------     ------------------------
                                                                   YEAR        12/30/96(1)           2/17/98(1)
                                                                   ENDED           TO                    TO
                                                                  7/31/98        7/31/97              7/31/98
Net asset value, beginning of period .......................      $5.920         $5.500                $5.870

Income from investment operations:
    Net investment income ..................................       0.523          0.290(2)              0.161
    Net realized and unrealized gain on investments ........       0.336          0.299                 0.044
                                                                  ------         ------                ------
    Total from investment operations .......................       0.859          0.589                 0.205
                                                                  ------         ------                ------

Less dividends and distributions:
    Dividends from net investment income ...................      (0.605)        (0.169)               (0.155)
    Distributions from net realized gain on
    investment transactions ................................      (0.254)            --                    --
                                                                  ------         ------                ------
    Total dividends and distributions ......................      (0.859)        (0.169)               (0.155)
                                                                  ------         ------                ------
Net asset value, end of period .............................      $5.920         $5.920                $5.920
                                                                  ======         ======                ======
Total return(3) ............................................      15.66%         10.81%                 3.54%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ................      $9,670         $5,990                $1,603
    Ratio of expenses to average net assets ................       1.14%          0.75%                 1.84%
    Ratio of expenses to average net assets prior to
    expense limitation .....................................       1.44%          1.57%                 2.14%
    Ratio of net investment income to
     average net assets ....................................       8.88%          8.53%                 8.18%
    Ratio of net investment income to average
    net assets prior to expense limitation .................       8.58%          7.70%                 7.88%
    Portfolio turnover .....................................        317%           270%                  317%




                                                                HIGH-YIELD OPPORTUNITIES       HIGH-YIELD OPPORTUNITIES
                                                                       FUND C CLASS            FUND INSTITUTIONAL CLASS
                                                                ------------------------      --------------------------
                                                                       2/17/98(1)               YEAR        12/30/96(1)
                                                                            TO                 ENDED             TO
                                                                         7/31/98                7/31/98        7/31/97
Net asset value, beginning of period .......................              $5.870                $5.920          $5.500

Income from investment operations:
    Net investment income ..................................               0.161                 0.537           0.290(2)
    Net realized and unrealized gain on investments ........               0.044                 0.330           0.299
                                                                          ------                ------          ------
    Total from investment operations .......................               0.205                 0.867           0.589
                                                                          ------                ------          ------

Less dividends and distributions:
    Dividends from net investment income ...................              (0.155)               (0.613)         (0.169)
    Distributions from net realized gain on
    investment transactions ................................                  --                (0.254)             --
                                                                          ------                ------          ------
    Total dividends and distributions ......................              (0.155)               (0.867)         (0.169)
                                                                          ------                ------          ------
Net asset value, end of period .............................              $5.920                $5.920          $5.920
                                                                          ======                ======          ======
Total return(3) ............................................               3.54%                15.82%          10.81%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ................                $547                $3,837          $3,330
    Ratio of expenses to average net assets                                1.84%                 0.84%           0.75%
    Ratio of expenses to average net assets prior to
    expense limitation .....................................               2.14%                 1.14%           1.27%
    Ratio of net investment income to
     average net assets ....................................               8.18%                 9.18%           8.53%
    Ratio of net investment income to average
    net assets prior to expense limitation .................               7.88%                 8.88%           8.00%
    Portfolio turnover .....................................                317%                  317%            270%

----------------------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for per share information.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1%-4% for the High-Yield Opportunities Fund B Class. Does not include contingent deferred sales charge of 1% for the High-Yield Opportunities Fund C Class.

                             See accompanying notes
                                                           for current income 21

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND AND HIGH-YIELD OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998
--------------------------------------------------------------------------------
Delaware Group Income Funds, Inc. is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers three series: the Delchester Fund, the High-Yield Opportunities Fund and the Strategic Income Fund. These financial statements and related notes pertain to the Delchester Fund and High-Yield Opportunities Fund (The "Funds"). The Funds offer four classes of shares. The A Class carries a front-end sales charge of 4.75%. The
B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Delchester Fund is to seek as high a current income as is consistent with providing reasonable safety.

The investment objective of the High-Yield Opportunities Fund is to provide investors with high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income daily and capital gains, if any, annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Funds' average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

22 for current income

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company (DMC), the Investment Manager, an annual fee which is calculated daily at the following rates less fees paid to unaffiliated directors.
             DELCHESTER                                    HIGH-YIELD
                FUND                                  OPPORTUNITIES FUND
             ----------                               ------------------
On the first $500 million....  0.600%      On the first $500 million....  0.650%
On the next $250 million.....  0.575%      On the next $500 million.....  0.625%
Over $750 million............  0.550%      Over $1 billion..............  0.600%

At July 31, 1998 the liability for Investment Management Fees and other expenses payable to DMC were as follows:
             DELCHESTER                                   HIGH-YIELD
                FUND                                  OPPORTUNITIES FUND
             ----------                               ------------------
              $190,696                                      $37,298

DMC has elected to waive that portion if any of the management fee and reimburse the High-Yield Opportunities Fund to the extent that annual expenses exclusive of taxes, interest, brokerage commissions, distribution and extraordinary expenses, exceed 0.95% of average daily net assets of the Fund through September 30, 1998. Total expenses absorbed by DMC for the period ended July 31, 1998 were $42,498.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Funds. For the year ended July 31, 1998, the amounts expensed for each Fund were as follows:
                                          DELCHESTER          HIGH-YIELD
                                             FUND         OPPORTUNITIES FUND
                                          ----------      ------------------
Dividend disbursing, transfer
  agent fees and other expenses ........  $2,132,069           $8,289
Accounting and administration fees .....     561,991            4,225

At July 31, 1998, the Funds had liabilities for such fees and other expenses payable to DSC as follows:
             DELCHESTER                                   HIGH-YIELD
                FUND                                  OPPORTUNITIES FUND
             ----------                               ------------------
              $216,687                                     $23,612

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Series.

For the year ended July 31, 1998, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:
             DELCHESTER                                    HIGH-YIELD
                FUND                                  OPPORTUNITIES FUND
             ----------                               ------------------
              $532,365                                      $3,799

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the year ended July 31, 1998, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:
                                          DELCHESTER          HIGH-YIELD
                                             FUND         OPPORTUNITIES FUND
                                       --------------     ------------------
Purchases ..........................   $1,805,187,194         $38,655,916
Sales ..............................    1,604,531,034          33,693,520

At July 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:
                                          DELCHESTER          HIGH-YIELD
                                             FUND         OPPORTUNITIES FUND
                                       --------------     ------------------
Cost of Investments .................  $1,500,352,165         $15,124,166
                                       ==============         ===========
Aggregate unrealized appreciation ...     $45,046,808            $398,122
Aggregate unrealized depreciation ...      29,174,809             179,423
                                       --------------         -----------
Net unrealized appreciation .........     $15,871,999            $218,699
                                       ==============         ===========

For federal income tax purposes, the Delchester Fund had a capital loss carryforward at July 31, 1998 of $145,009,543 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1999 - $53,787,833, 2002 - $3,628,131 and 2003 - $87,593,579.

4. Capital Stock
Transactions in capital stock shares were as follows:
                                                      YEAR ENDED    YEAR ENDED
                                                        7/31/98       7/31/97
                                                      ----------    ----------
Shares sold:
    Delchester Fund A Class .......................   29,471,425     29,886,498
    Delchester Fund B Class .......................   21,058,076     18,171,332
    Delchester Fund C Class .......................    5,466,954      2,401,059
    Delchester Fund Institutional Class ...........    6,933,908      4,110,657

Shares issued upon reinvestment of dividends from net investment income and net realized gains on investment transactions:
    Delchester Fund A Class .......................    6,683,860      7,101,822
    Delchester Fund B Class .......................    1,609,981      1,198,602
    Delchester Fund C Class .......................      234,859         96,296
    Delchester Fund Institutional Class ...........      572,273        712,863
                                                      ----------     ----------
                                                      72,031,336     63,679,129
                                                      ----------     ----------

Shares repurchased:
    Delchester Fund A Class .......................  (33,418,788)   (38,750,393)
    Delchester Fund B Class .......................   (7,641,608)    (6,448,410)
    Delchester Fund C Class .......................     (942,339)      (398,589)
    Delchester Fund Institutional Class ...........   (6,135,486)    (7,805,689)
                                                      ----------     ----------
                                                     (48,138,221)   (53,403,081)
                                                      ----------     ----------
Net Increase ......................................   23,893,115     10,276,048
                                                      ==========     ==========
                                                           for current income 23

--------------------------------------------------------------------------------
4. Capital Stock (Continued)
                                                                       12/30/96*
                                                        YEAR ENDED          TO
                                                          7/31/98        7/31/97
                                                        ----------     ---------
Shares sold:
  High-Yield Opportunities Fund A Class ..............    557,471        982,509
  High-Yield Opportunities Fund B Class ..............    270,668             --
  High-Yield Opportunities Fund C Class ..............     94,007             --
  High-Yield Opportunities Fund Institutional Class ..         --        545,455

Shares issued upon reinvestment of dividends from
  net investment income and net realized gains
  from investment transactions:
  High-Yield Opportunities Fund A Class ..............    158,375         28,932
  High-Yield Opportunities Fund B Class ..............      1,039             --
  High-Yield Opportunities Fund C Class ..............        514             --
  High-Yield Opportunities Fund Institutional Class ..     87,197         16,063
                                                        ---------      ---------
                                                        1,169,271      1,572,959
                                                        ---------      ---------
Shares repurchased:
  High-Yield Opportunities Fund A Class ..............    (92,469)            --
  High-Yield Opportunities Fund B Class ..............       (778)            --
  High-Yield Opportunities Fund C Class ..............     (2,031)            --
  High-Yield Opportunities Fund Institutional Class ..         --             --
                                                        ---------      ---------
                                                          (95,278)            --
                                                        ---------      ---------
Net Increase .........................................  1,073,993      1,572,959
                                                        =========      =========
----------------------
* Date of commencement of trading

                             See accompanying notes

5. Lines of Credit
Committed lines of credit were $56,300,000 for Delchester Fund and $400,000 for High-Yield Opportunities Fund. No amount was outstanding at July 31, 1998, or at any time during the fiscal year.

6. Market and Credit Risk
Both Funds may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Delchester Fund may invest up to 10% of its total assets in illiquid securities (15% for High-Yield Opportunities Fund) which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect each Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
Security loans for Delchester Fund are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related collateral received at July 31, 1998 was $84,063,692 and $85,744,966, respectively.

High-Yield Opportunities Fund does not participate in securities lending.

24 for current income


REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND AND HIGH-YIELD OPPORTUNITIES FUND

We have audited the accompanying statements of net assets of Delaware Group Income Funds, Inc. - Delchester Fund and Delaware Group Income Funds, Inc. -High-Yield Opportunities Fund (the "Funds") as of July 31, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at July 31, 1998, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 4, 1998

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELCHESTER FUND AND HIGH-YIELD OPPORTUNITIES FUND shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delchester Fund and High-Yield Opportunities Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA


Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA
directors
& officers
--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania


SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


(Photo of Globe)

(photo of globe)

This report must be preceded or accompanied by a current Delchester Fund and High-Yield Opportunities Fund Prospectus and the Delaware Investments Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1002)
AR-024[7/98]TKO9/98



DELAWARE(SM)
INVESTMENTS
-------------------
Philadelphia o London